Exhibit 99.1
EnerCom's 2008 Oil & Gas Conference(r) August 2008

2 This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as "probable," "possible," P2 or P3 and "non-proved" reserves, reserves "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as "forward-looking" statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.

3 Proved reserves of 8.7 mmboe1 Proved + probable reserves of 29.8 mmboe1 Proved + probable + possible reserves of 67 mmboe1 Significant resource potential of 1.1 bboe net unrisked H108 production of 9,500 boepd 2007 Discretionary cash flow $113 million H108 Discretionary cash flow $75 million H108 EBITDA of $95 million 1 Independent determination by Netherland, Sewell & Associates as of 31 December 2007 Endeavour at a Glance

4 Assets outperforming expectations Double production by 2010 from existing assets More control over future operations Balance from all four strategic components Balance from all four strategic components Portfolio with large resource potential Proven track record of finding commercial reserves Balanced with exploitation for growth Disciplined approach to managing risk Run as a business with expected results Strong and improving capital structure Self funding cash flow from existing assets Important strategy investment - Smedvig family Experienced in execution Excellent returns from deals to date More opportunities to come Balanced Strategy

5 Assets outperforming expectations Double production by 2010 from existing assets More control over future operations More control over future operations More control over future operations More control over future operations More control over future operations Development & Exploitation provide future production growth Balanced Strategy

6 Strong reserve base and excellent resource potential 2007 Reserve and Resource Summary 1 10 100 1000 10000 Reserves Resources Million Barrels of Oil Equivalent 8.7 Proven 21.1 Probable 37.2 Possible 51 Contingent 1,096 Prospective 1P = 8.7 2P = 29.8 3P = 67.0 Resources = 1,147 Net Unrisked Source: Netherland Sewell & Associates 1 July 2007 Source: Netherland Sewell & Associates 31 December 2007

7 Potential Production Growth Production - Net BOEPD 2007 2012 R - Blocks Columbus Njord Gas Blowdown Cygnus FB I R-Blocks Phase II 2008 Risked Exploration 2009 Risked Exploration Cygnus Phase II Base Existing opportunities have potential to deliver strong production

8 Current Developments

9 Exploration increases shareholder value Portfolio with large resource potential Proven track record of finding commercial reserves Balanced with exploitation for growth Disciplined approach to managing risk Run as a business with expected results Exploration Growth Profitability Balanced Strategy

10 Planned participation is 12 wells in 2008-2009 Focus Area Wells Cygnus Appraisal Wells (2) Rochelle Appraisal Jade Tesla Material Wells Outside Current Focus Areas Aegis Mon Faraday Low Working Interest, Near-Field Wells Brage Exploration Tail (Brage Field) - currently drilling Noatun C (Njord Field Area) - currently drilling Galtvort (Njord Field Area) - successful discovery Gygrid Four emergent focus areas R Blocks Rubie, Renee, Rochelle, and 2008 Appraisal Columbus Successful appraisal and 2008 Exploration Cygnus Fault Block 1 Development and 2008 Appraisal Agat Two gas discoveries and 2008 Exploration 100 Km 2008 Exploration Work Program Faraday Gygrid

11 2008 - 2009 Drilling Schedule

12 Faraday Gygrid 2.2 2.5 SW NE 11a 12a IIb 2 km III IV IIa IIb I Va Vb Vc I I Tyne North Hawkley Tyne South Gordon FBIIb Exploration location Cygnus Appraisal - UK CYGNUS FAULT BLOCKS Operator: Gaz de France 25% Partners: Endeavour 12.5% Venture 35% E.ON Ruhrgas 27.5% Well Timing: 4th Quarter Rig Type: Jack-up Low risk appraisal well designed to find incremental gas reserves in a fault block adjacent to the discovery in fault block I that is a planned phase one Cygnus development project and focus area.

13 Faraday Gygrid Rochelle Appraisal - UK 15/27b SE N 2.0 2.5 2 km S NW Rochelle Appraisal Renee ROCHELLE STRATIGRAPHIC TRAP Operator: Endeavour 55.6% Partner: Nexen 44.4% Well Timing: 4th Quarter Rig Type: Semisubmersible A well designed to appraise discovered hydrocarbons up-dip from the Rochelle oil and gas discovery, a three-way stratigraphic trap within the R Block focus area.

14 Faraday Gygrid SE NW 2.5 2.7 1 km Karneol Jade Jade (Agat Area) - Norway 35/3 JADE Operator: Endeavour 65% Partners: RWE Dea 15% VNG 20% Well Timing: 4th Quarter Rig Type: Bredford Dolphin semisubmersible A well designed to find incremental gas to existing discoveries in the Agat focus area to move the block toward development. The block contains an additional ten prospects that could provide additional follow-on drilling.

15 Faraday Gygrid 3.5 4.0 E W Tesla 2 km 24c 25c Tesla Skua Fiddich Arkwright Brechin Marnock Mirren Monan Mungo Tesla - UK 22/24c & 25c TESLA Operator: Gaz de France 25% Partners: Endeavour 25% E.ON Ruhrgas 25% RWE 25% Well Timing: 4th Quarter Rig Type: High end jack-up A well designed to test for hydrocarbons in a large prospect in a high temperature, high pressure environment in the Columbus focus area.

Endeavour

Aegis - Norway 25/10


Aegis
25/10
Buhund
Balder
Grane
Hanna
Hanz
10 km


SW
25/10-7s
NE
W
E
25/10-2
Aegis
Eoc. Mrkr A
Balder Mrkr
2.0
2.5
2 km


LEGEND

AEGIS

Operator:	Lundin 50%
Partners:	Endeavour 20%
	Aker 30%
Well Timing:	4th Quarter
Rig Type:	Aker Barents semisubmersible

A well designed to test for oil in a stratigraphic prospect defined by weak seismic amplitudes but having a good chance of sandstone reservoirs based on excellent regional sedimentologic studies of the Eocene and Paleocene reservoirs. The commitment well could carry out to 2009. Endeavour and Lundin announced a farmdown to Aker in December 2007 subject to government approval.

16

17 Mergers & Acquisitions key to scope and scale Experienced in execution Excellent returns from deals to date More opportunities to come More opportunities to come More opportunities to come More opportunities to come Balanced Strategy

18 Acquisitions Show Excellent Returns Talisman - UK 51% Return OER - Norway 163% Return Acquisitions outperforming both production and price expectations Purchase Price Net Cash Flow Inception to Date Cash Flow $109mm $365mm $40mm $13mm $186mm $65mm

19 EV/DACF Mid-Cap Re-Valuation DACF data for peers sourced from Oriel Securities, Credit Suisse and Thomson Financial. 0 2 4 6 8 10 12 Lundin Oilexco Dana Venture Premier Endeavour 2008 Estimated EV / DACF (x) Oslo Mid-Cap Average London Mid-Cap Average US Mid-Cap Average 14 Significant value uplift for mid-cap companies Average

20 Strong and improving capital structure Self funding cash flow from existing assets Important strategy investment - Smedvig family Financial strength reduces risk to contingent and prospective resources Financial strength reduces risk to contingent and prospective resources Balanced Strategy

21 Results of Operations Metrics Cash flow supports strategy

22 2008 Guidance

23 Balance from all four strategic components Assets outperforming expectations Double production by 2010 from existing assets More control over future operations Balance from all four strategic components Mergers and Acquisitions Financial Strength Development and Exploitation Exploration Growth Profitability Portfolio with large resource potential Proven track record of finding commercial reserves Balanced with exploitation for growth Disciplined approach to managing risk Run as a business with expected results Strong and improving capital structure Self funding cash flow from existing assets Important strategy investment - Smedvig family Experienced in execution Excellent returns from deals to date More opportunities to come Balanced Strategy

24 Balanced strategy with experienced global team in place Strong continuing cash flow from existing assets - self-funding Solid and improving capital structure Multiple growth channels to organically grow company Development and exploitation of existing assets Exploration North Sea consolidation Globally opportunistic Conclusion